UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  November 5, 2007

LUCAS ENERGY, INC.

(Exact name of registrant as specified in its charter)

NEVADA	000-51414	98-0417780
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3000 Richmond Avenue, Suite 400 Houston, Texas	77040
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:  (713) 528 - 1881

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

The initial production rate from the Hagen Ranch No. 3 well showed 163 BOPD and no water.  This is the first new lateral of the fiscal 2008 drilling program previously announced on Aug 30, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LUCAS ENERGY, INC.

By:  /s/ James Cerna, Jr.

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James Cerna, Jr.

President and Chief Executive Officer

Date: November 8, 2007